China Security & Surveillance Technology, Inc.

Third-Quarter 2010 Earnings Conference Call
October 26, 2010





Safe Harbor Statement

This presentation may include certain statements that are not descriptions of historical facts, but are forward-looking statements. Forward-looking statements can be identified by the use of forward-looking terminology such as 'will,' 'believes,' 'expects' or similar expressions. Such information is based upon expectations of our management that were reasonable when made but may prove to be incorrect. All of such assumptions are inherently subject to uncertainties and contingencies beyond our control and based upon premises with respect to future business decisions, which are subject to change. We do not undertake to update the forward-looking statements contained in this presentation. For a description of the risks and uncertainties that may cause actual results to differ from the forward-looking statements contained in this presentation, see our most recent Annual Report on Form 10-K filed with the Securities and Exchange Commission ('SEC'), and our subsequent SEC filings. Copies of filings made with the SEC are available through the SEC's electronic data gathering analysis retrieval system at http://www.sec.gov.

Third Quarter Highlights
Strong Set of Financial Results

Continued momentum in the government and corporate sectors

Disciplined focus on cost initiatives

Solid revenue and earnings growth year-over-year and sequentially

- Year-over-year revenue and net income* growth of 14.0% and 24.0% respectively

Strong backlog growth

- $412.56 million as of September 30, 2010 versus $213.12 million as of June 30, 2010
- Solid momentum leads to future growth

Strong margins, cost initiatives on track

- Gross margin and operating margin grew by 860 and 850 basis points respectively

Expansion in high growth areas

- Encouraging response in the Service Segment

**Net income attributable to the Company*

Revenues
Solid Growth Momentum


CSST Revenues
($ in millions)
$159.82
$182.15
9.3%
15.3%
75.4%
1.5%
5.0%
14.1%
79.4%
Service
Distribution
Manufacturing
Installation
3Q09
3Q10

3Q10 revenues totaled $182.15 million, up 14.0% year-over-year

- Key drivers
  - Strong brand awareness
  - Established distribution channels
  - Strong demand in China

CSST 3Q10 revenue mix – 79.4% from Installation

- Installation Segment as a key revenue driver in 3Q10 and the coming few years
- Service Segment reported $2.81 million, 1.5% of total revenues

Revenue Trends

Government Sector Continues to Gain Momentum

CSST Revenues
($ in millions)


Government
Corporate
55%
45%
56%
44%
3Q09
3Q10

CSST Revenues
($ in millions)


% of Revenues
Non-organic
Organic
$7.05
95.6%
$152.77
100%
$182.15
3Q09
3Q10

Second consecutive quarter in 2010 for full organic revenues

Foster collaboration among subsidiaries to enhance cost efficiency and productivity

Gross Profit and Margin
Record High Level Since 2009


CSST Gross Profit
($ in millions)
Gross Margin
$35.34
$55.93
22.1%
30.7%
3Q09
3Q10


Gross Margin Trend Analysis
Gross Margin
26.0%
21.9%
22.1%
28.2%
24.1%
25.8%
30.7%
1Q09
2Q09
3Q09
4Q09
1Q10
2Q10
3Q10

Gross profit up 58.3% and gross margin expanded 860 basis points year-over-year

- Driven by higher margins from large-scale government projects

Gross Profit and Margin
Installation Continues to Drive Growth

Gross Margin by Segment

	3Q09	3Q10
Installation	21.6%	32.9%
Manufacturing	30.3%	25.6%
Distribution	12.5%	10.9%
Service	--	27.2%
Total	**22.1%**	**30.7%**

Segment gross margins

- Margin decrease in the Manufacturing Segment due to decrease of selling price in maintaining market share and expanding customer base
- Sequential margin improvement of Service Segment

Operating Expenses
Enhanced Operating Efficiency

CSST Selling and Marketing Expenses
($ in millions)


% of Revenues
$3.10
$2.85
1.9%
1.6%
3Q09
3Q10

CSST General and Admin Expenses*
($ in millions)


% of Revenues
$7.33
$9.32
4.5%
5.1%
3Q09
3Q10

**Exclude non-cash employee compensation expenses*

Continued initiatives to increase cost efficiency

- Percentage of revenues for selling and marketing expenses decreased year-over-year

Non-cash employee compensation expenses totaled $5.55 million in 3Q10 versus $4.74 million in 3Q09

- Continue to view the share-based compensation as an important tool to motivate employees and achieve company objectives

Income from Operations

Significant Increase in Income from Operations

CSST Income from Operations
(in $ millions)


Operating Margin
$35.22
$17.21
19.3%
10.8%
3Q09
3Q10

Income from operations increased 104.6% and operating margin expanded 850 basis points year-over-year

- Margin expansion from large-scale government contracts
- Continued progress on our cost initiatives

Interest Expenses and Income Taxes

CSST Interest Expenses* and Income Taxes
(in $ millions)


Effective Tax Rate
$1.28
$3.76
-0.6%
14.5%
3Q09
3Q10

**Exclude redemption accretion on convertible notes*

Interest expenses increased year-over-year due to the increase in the outstanding balances of the Company's bank loans

- Interest expenses exclude the non-cash redemption accretion on convertible notes ($3.90 million in 3Q09 versus zero in 3Q10)
- CSST successfully restructured the convertible notes and eliminated the non-cash redemption accretion on convertible notes in 3Q09

CSST incurred $4.64 million income taxes during 3Q10 versus a refund of $0.14 million in 3Q09 as a result of expiry of income tax exemption period of some major subsidiaries

Net Income and EPS

Net Margin Improvement

CSST Net Income*
(in $ millions)


Diluted EPS
Net Margin
$22.00
$27.27
13.8%
15.0%
$0.41
$0.31
3Q09
3Q10

*Net income attributable to the Company

Net income attributable to the Company grew 24.0% year-over-year

- Strong revenue growth
- Robust margin expansion
- Efficient cost initiatives

EPS totaled $0.31 in 3Q10 versus $0.41 in 3Q09

- EPS in 3Q09 was positively affected by the one-time non-cash gain from the restructuring of convertible notes, which amounted to $0.17 per share
- Increase in share count from 53.5M shares in 3Q09 to 88.0M shares in 3Q10

Non-Cash Expenses (Gain)

($ in millions)	3Q09	3Q10
Net Income*	**$22.00**	**$27.27**
Non-cash expenses (gain)		
Depreciation and amortization	$3.22	$3.23
Non-cash employee Compensation	$4.74	$5.55
Redemption accretion on convertible notes	$3.90	--
Gain on modification of convertible notes	-$9.32	--
Total	**$2.54**	**$8.78**

**Net income attributable to the Company*

($ in dollars)	3Q09 per share	3Q10 per share
Diluted EPS	**$0.41**	**$0.31**
Non-cash expenses (gain)		
Depreciation and amortization	$0.06	$0.04
Non-cash employee Compensation	$0.09	$0.06
Redemption accretion on convertible notes	$0.07	--
Gain on modification of convertible notes	-$0.17	--
Total non-cash expenses	**$0.05**	**$0.10**
Share count	**53.5M**	**88.0M**

Backlog

Strong Backlog Growth


CSST Backlog
(in $ millions)
$74.25
$73.26
$192.85
$199.72
$213.12
$412.56
2Q09
3Q09
4Q09
1Q10
2Q10
3Q10

Backlog increased 93.6% sequentially

- Attributable to large-scale government contracts
- Expect to be realized within the next few quarters
- Exclude framework agreements and Letter of Intents

Balance Sheet Items

($ in millions)	Jun 30, 10	Sep 30, 10
Total debt	$228.12	$260.59
Debt ratio	23.6%	24.4%
AR	$318.91	$388.58
DSO	170 days	192 days
Inventory	$80.39	$90.55
Working capital	$363.08	$349.89

Continued to maintain healthy capital structure

- Increase of debt due to additional borrowings from domestic banks to support large-scale government projects

Disciplined AR collection process

- DSO and AR increased in line with revenue growth
- Continued to monitor AR closely

Cash Position

Cash balance of $185.70 million at Sep 30, 2010 versus $208.07 million at Jun 30, 2010

($ in millions)	Nine Months Ended Sep. 30		
	2009	**2010**	
Net cash from operating activities	$15.95	($76.27)	**Increase in accounts receivable, inventories and advance to suppliers**
Net cash from investing activities	($14.12)	($68.50)	**Increase in deposits for acquisitions of subsidiaries**
Net cash from financing activities	$53.31	$171.71	**Issuance of common stock and additional bank loans raised**

Corporate Development

Solid Growth, Improve Margins

- **Improving financials –** solid revenue and earnings growth
- **Continued margin expansion –** strong traction of high margin large-scale government contracts, highlighted by e-city contract with the government of Huainan City

Accelerated Efforts in Innovation

- **Received a patent ZL 2008 1 00666660.4 for IVS in China**

Industry Recognition

- **Asia's 200 "Best Under A Billion" Companies Award by Forbes Asia –** second time for CSST receiving this distinction
- **"China Top 100 Listed Companies" Award by Asia Business Leaders**
- **"China Top 100 Security Companies" by the Science and Technology Committee of China Ministry of Public Security**

Outlook

Focus on High-Growth Initiatives

Extend our established strengths in China

Continue to grow installation business, focus on higher margin large-scale government projects – concerted efforts on safe city and e-city projects amidst the growing demand for surveillance and safety products and services in China

Keen focus on large-scale government contracts and security service

Continue to build recurring service business model – extend CSST's capabilities in the Service Segment

Focused, disciplined cost management – continuing cost improvement opportunities

FY2010 and FY2011 Guidance

Revised Guidance in FY2010

- FY2010 revenues in the range of $730 to $750 million
- FY2010 EPS in the range of $1.02 to $1.04
- Longer project completion and payment time affecting revenue trend

Guidance in FY2011

- FY2011 revenues in the range of $870 to $890 million
- FY2011 net income in the range of $104 to $106 million
- FY2010 EPS in the range of $1.13 to $1.15
- Strong order book and improved margins driven by installation projects from the government sector

China Security & Surveillance Technology, Inc.

Third-Quarter 2010 Earnings Conference Call
October 26, 2010



